Mortgage Servicing Assets	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Mortgage Servicing Assets

Note 6 - Mortgage Servicing Assets

The principal balance of loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage and other loans serviced for others were approximately $406 million and $386 million at December 31, 2013 and 2012, respectively. The carrying value of capitalized servicing rights, net of valuation allowances, is included in other assets. A summary of mortgage servicing rights follows:

	2013	2012	2011
	(dollars in thousands)

Beginning of year mortgage servicing rights:	$2,394	$2,142	$2,134
Amounts capitalized	763	1,237	679
Amortization	(801)	(908)	(671)
Impairment	—	(77)	—

End of year	$2,356	$2,394	$2,142

Amortization expense is estimated as follows:

Year ending December 31,
(dollars in thousands)

2014	$557
2015	482
2016	407
2017	332
2018	257
Thereafter	321

Total	$2,356

The amortization does not anticipate or pro-forma loan prepayments.

The fair value of mortgage servicing rights was $3.1 million at December 31, 2013 and $2.4 million at December 31, 2012. The key assumptions used to value mortgage servicing rights as of December 31, 2013 were as follows:

	2013	2012

Weighted average remaining life	260 months	264 months
Weighted average discount rate	12%	12%
Weighted average coupon	4.01%	4.22%
Weighted average prepayment speed	187%	325%